SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Floating Rate Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Gary Russell, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2017.
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income. Portfolio Manager of the fund through September 1, 2023. Began managing the fund in 2019.
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2019.
Kirk Maurer, CFA, Portfolio Manager & Senior Research Analyst Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2023.
Sarah Rowin, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2023.
Nick Soroka, Portfolio Manager & Senior Research Analyst Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2023.
Please Retain This Supplement for Future Reference
July 12, 2023
PROSTKR23-74